                            No. 725114 I
                             PROTOCOLO

NUMERO DIECISIETE: Ante mi, ROBERTO LEON GOMEZ, Notario Publico con oficina en San Jose, comparecen: el senor JORGE OSBORNE GUELL, mayor, casado una vez, Administrador de Empresas, vecino de Cartago, portador de la cedula de identidad numero uno - seiscientos cincuenta y tres - cuatrocientos treinta y cinco, actuando en su caracter de Apoderado Especial con facultades sufficientes para este acto de la compania denominada FIDUCIARIA BFA S.A., en adelante identificada en el presente documente como "BFA", con domicilio en
San Jose, La Uruca contiguo a LACSA, cedula de persona juridica numero tres-cierito uno - ciento setenta y nueve mil ochocientos treinta y cinco, personeria de cuya vigencia el suscrito Notario da fe con vista de la escritura numero sesenta y uno del tomo cuarenta y tres del protocolo del Notario Roberto Leon Gomez otorgada en San Jose el dia doce de enero del amo dos mil, escritura de la cual no se guarda certificacion por constar en el protocolo del Notario Leon Gomez: y, el senor, EDGAR ZURCHER GURDIAN, quien es mayor, divorciado dos veces, abogado, vecino de San Jose, portador de la cedula de identidad numero uno - quinientos treinta y dos - trescientos noventa, actuando en su condicion de APODERADO ESPECIAL con facultades suficientes para este acto de PRICSMARLANDCO, SOCIEDAD ANONIMA, cedula de persona juridica numero tres - ciento uno - doscientos veintinueve mil novecientos cuarenta y ocho con domicillo en San Jose calle primera, avenidas nueve y once, numero novecientos cincuenta y nueve personeria de la cual da fe el suscrito Notario con vista de la escritura numero setenta del tomo noveno del protocolo del Notario Fernando Alfaro Chamberlain, que es protocolizacion del acta de Asamblea General Extraordinaria de Accionistas de la indicada companla, celebrada en San Pedro Sula, Republica de Honduras a las ocho horas del dia veintinueve de setiembre de mil novecientos noventa y nueve, escritura de la cual el suscrito Notario guargo copias en mi protocolo de referencias. El suscrito Notario da fe de la vigencia del plazo social de cada una de las companias indicadas en la comparecencia. Los comparecientes DICEN: CAPITULO PRIMERO DE LA CANCELACION DE HIPOTECA:
FIDUCIARIA BFA S.A., en su condicion de fiduciara del fidelcomiso inscrito en el Registro Publico de la Propiedad inmueble al TOMO CUATROCIENTOS
CUARENTA Y CINCO, ASIENTO NUEVE MIL OCHOCIENTOS SESENTA Y CINCO, encontrandose debidamente autorizada al efecto por parte del Fidelcomisano del fidelcomiso recien referido, sea COMMERCIAL INTERNATIONAL BANK & TRUST
CO. LTD., con cedula persona juridica
numero tres - cero doce - ciento veintiseis mil trescientos veinticuatro, al no existir ninguna deuda que este siendo garantizada con las cedulas hipotecariae que a continuacion se dira, procede a cancelar las mismas dejando libre a la finca hipotecada, sea la finca del Partido de HEREDIA, matricula de Folio Real Mecanizado Numero VEINTITRES MIL DOSCIENTOS CINCO - CERO CERO CERO libre de estos gravamenes. Las cedulas hipotecarias que se cancelan en este acto son las siguientes: i.) Cedula hipotecaria de primer grado inscrita al tomo trescientos cincuenta y seis; asiento dieciocho mil setecientos del Registro Publico de la Propledad Inmueble. ii.) Cedula hipotecaria de segundo grado inscrita al tomo trescientos cincuenta y seis, asiento dieciocho mil setecientos del Registro Publico de la Propledad Inmueble. iii.) Cedula hipotecaria de fercer grado inscrita al tomo trescientos setenta y ocho, asiento ocho mi cuatrocientos setenta y cuatro del Registro Publico de la Propiedad Inmueble. iv.) Cedula hipotecaria de cuarto grado inscrita al tomo trescientos ochenta y tres, asiento nueve mil doscientos sesenta y uno del Registro Publico de la Propledad Inmueble. v.) Cedula hipotecaria de quinto grado inscrita al tomo cuatrocientos dos, asiento dieciocho mil doscientos treinta del Registro Publico de la Propledad Inmueble. vi.) Cedula hipotecaria de sexto grado inscrita al tomo cuatrocientos veinte, asiento once mil setecientos treinta y cinco del Registro Publico de la Propledad Inmuemble. vii.) Cedula hipotecaria de setimo grado inscrita al tomo cuatrocientos treinta y ocho asiento doce mil quinientos cincuenta y cuatro del Registro Publico de la Propledad Inmueble. Se adjuntan las Indicadas cedulas hipotecarias debidamente endosadas para su respective incineracion, para lo cual se libera al Registro Publico de la Propledad Inmueble de toda responsabilidad. CAPITULO SEGUNDO: DE LA COMPRAVENTA DE FINCA: PRIMERA:
FIDUCIARIA BFA S.A., en su condicion de propietaria fiduciaria de la finca del Partido de HEREDIA, matricula de Folio Real Mecanizado Numero VEINTITRES MIL DOSCIENTOS CINCO - CERO CERO CERO, que es terreno para construir industrias, situado en el Distrito Primero San Pablo, del Canton Noveno San Pablo, de la Provincia de Heredia, con una medida de CINCUENTA Y TRES MIL OCHENTA Y SIETE METROS CON SESENTA Y NUEVE DECMETROS CUADRADOS, ilndando al Norte con Francisco y Juan de Dos Murrillo, el Sur con Arabeta Villalobos Jiminez y Otra, al Este con Quebrada Jestrudio y Linea Ferrea, y al Oeste con celle publica, con el piano catastrado numero H - SEISCIENTOS OCHENTA Y
UN MIL SETECIENTOS TREINTA Y OCHO - OCHENTA Y SIETE, por encontrarse debidamente Instruida y autorizada al efecto por parte del fidelcomisario del fidelcomiso indicado en el Capitulo Primero de esta escritura, vende la indicada finca a PRICSMARLANDCO S.A., quien acepta en esta acto a traves de su representante. La indicada finca se vende libre de todo tipo de gravamenes y ahotaciones. Del mismo modo, se deja constancia que la finca vendida en este acto se encueantra al dia en

                           [SEAL]                         [STAMP]

cuenta al pago de todos los tributos que la afectan, SEGUNDA: El precio de la compraventa lo constituye la suma de NOVECIENTOS MIL DOLARES, MONEDA DE LOS ESTADOS UNIDOS DE AMERICA, los cuales el representante de la vendedora manifiesta recibir en este acto a su entera satisfaccion y aceptacion. Es todo. El suscrito Notario da fe de haber explicado a cada uno de los comparecientes el valor de sus estipulaciones, a lo cual las partes han manifestado que es su voluntad otorgar el presente documento. Expido un primer testimonio en el acto de otorgar la matriz. Leido lo escrito a los comparecientes se manifestaron conformes y firmamos en la ciudad de San Jose a las quince horas del dia veintiocho de enero del ano dos mil.



/s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]








NUMERO DIECIOCHO: Ante mi ROBERTO LEON GOMEZ, Notario Publico con oficina en San Jose, comparecen: el senor, EDGAR ZURCHER GURDIAN, quien es mayor, divorciado dos veces, abogado, vecino de San Jose, portador de la cedula de identidad numero uno - quinientos treinta y dos - trescientos noventa, actuando en su condicion de APODERADO ESPECIAL con facultades suficientes para este acto de PRICSMARLANDCO, SOCIEDAD ANONIMA, sociedad que en adelante y para todos los efectos del CONTRATO DE PRESTAMO se denominara LA DEUDORA con cedula de persona juridica numero tres - ciento uno - doscientos veintinueve mil novecientos cuarenta y ocho, con domicillo en San Jose, calle primera, avenidas nueve y once, numero novecientos cincuenta y nueve personeria de la cual da fe el suscrito Notario con vista de la escritura numero setenta del tomo noveno del protocolo del Notario Fernando Alfaro Chamberlain, que es protocolizacion del acta de Asamblea General Extraordinaria de Accionistas de la indicada compania, celebrada en San Pedro Sula, Republica de Honduras a las ocho horas del dia veintinueve de setiembre de mil novecientos noventa y nueve, ESCRITURA DE LA CUAL EL NOTARIO LEON GOMEZ GUARDA COPLAS EN SU PROTOCOLO DE REFERENCIAS; en su caracter de APODERADO

ESPECIAL con facultades suficientes para este acto de la sociedad PRISMAR DE COSTA RICA, SOCIEDAD ANONIMA, cedula de persona juridica numero tres - ciento uno - doscientos treinta y un mil setecientos siete, con domicilio en San Jose, calle primera, avenidas nueve y once, numero novecientos cincuenta y nueve personeria de la cual da el suscrito Notario con vista de la escritura numero setenta y uno del tomo noveno del protocolo del Notario Fernando Alfaro Chamberlain, que es protocolizacion del acta de Asamblea General Extraordinaria de Accionistas de la indicada compania, celebrada en San Pedro Sula, Republica de Honduras a las ocho horas con quince minutos del dia veintinueve de setiembre de mil novecientos noventa y nueve, ESCRITURA DE LA CUAL EL NOTARIO LEON GOMEZ GUARDA COPIAS EN SU PROTOCOLO DE REFERENCIAS; y, en su condicion de APODERADO ESPECIAL con facultades suficientes para este acto de la compania PSC, S.A., una empresa organizada y existente de conformidad con las leyes de Panama, con oficinas en San Jose, calle primera, avenidas nueve y once, numero novecientos cincuenta y nueve, personeria de la cual da fe el suscrito Notario con vista de la escritura numero setenta y dos del tomo noveno del protocolo del Notario Fernando Alfaro Chamberlain, que es protocolizacion del acta de Junta Directiva de la indicada compania, celebrada en Miami, Estado de la Florida, Estados Unidos de America, a las diez horas del dia nueve de diciembre de mil novecientos noventa y nueve, ESCRITURA DE LA CUAL EL SUSCRITO NOTARIO GUARDO COPIAS EN SU PROTOCOLO DE REFERENCIAS; el senor JESUS ERNESTO GRIJALVA, mayor, casado una vez, abogado, de unico apellido en razon de su nacionalidad Estadounidense, portador del pasaporte de su pais numero cero tres siete cero cero dos seis ocho nueve, vecino de San Diego, California, Estados Unidos de America, actuando en su condicion de APODERADO ESPECIAL con facultades suficientes para este acto de la compania denominada PSMT CARIBE INC., una compania debidamente constituida y existente de conformidad con las leyes de la Republica de British Virgin Islands, con oficinas en cuarenta y seis cuarenta y nueve Morena Boulevard, San Diego California, nueve dos uno uno siete, personeria de la que da fe el suscrito Notario con vista del Poder Especial otorgado por el Presidente de la indicada compania en San Diego, California, Estados Unidos de America el dia cuatro de enero del ano dos mil ante el Notario Evelisse Hernandez, de unico apellido en razon de su nacionalidad estadounidense, ESCRITURA DE LA CUAL EL SUSCRITO NOTARIO GUARDO CERTIFICACION DEBIDAMENTE LEGALIZADA POR EL MINISTERIO DE RELACIONES EXTERIORES DE LA REPUBLICA DE COSTA RICA, en su archivo de referencias; y, en su condicion de APODERADO ESPECIAL con facultades suficientes

                           [SEAL]                         [STAMP]



para este acto de la sociedad PRICESMART, INC., una empresa organizada y existente de conformidad con las leyes del Estado de Delaware, Estados Unidos de America, con oficinas en cuarenta y seis cuarenta y nueve Morena Boulevard, San Diego California, nueve dos uno uno siete, PERSONERIA DE LA QUE DA FE EL SUSCRITO NOTARIO CON VISTA DEL PODER ESPECIAL OTORGADO POR EL PRESIDENTE DE LA INDICADA COMPANIA EN SAN DIEGO, CALIFORNIA, ESTADOS UNIDOS DE AMERICA EL DIA CUATRO DE ENERO DEL ANO DOS MIL ANTE EL NOTARIO EVELISSE HERNANDEZ, DE UNICO APELLIDO EN RAZON DE SU NACIONALIDAD ESTADOUNIDENSE, ESCRITURA DE LA CUAL EL SUSCRITO NOTARIO GUARDA CERTIFICACION, DEBIDAMENTE LEGALIZADA POR EL MINISTERIO DE RELACIONES EXTERIORES DE LA REPUBLICA DE COSTA RICA, EN SU ARCHIVO DE REFERENCIAS. Las ultimas cuatro companias seran identificadas en forma conjunta en este contrato como LOS FIADORES. El suscrito Notario doy fe de la vigencia del plazo social de cada una de las companias indicadas en la comparecencia. Los comparecientes DICEN:
CONSIDERANDO A -) Que LA DEUDORA le ha solicitado a COMMERCIAL INTERNATIONAL BANK & TRUST CO. LTD., en adelante identificada en este documento como "CIB", domiciliada en Nassau, Bahamas, con oficinas en Nassau N.P. Bahamas, Apartado Postal cuatro mil ochocientos sesenta y ocho, cedula de persona juridica numero tres - cero doce - ciento veintiseis mil trescientos veinticuatro, y al BANCO BFA S.A., en adelante identificado en este documento como "BFA", con cedula de persona juridica numero tres - ciento uno - cero cincuenta y cuatro mil cincuenta y uno, domiciliado en San Jose, La Uruca, del Puente Juan Pablo II, ciento setenta y cinco metros al Norte, un prestamo sindicado mercantil por la suma de TRES MILLONES NOVECIENTOS MIL DOLARES, MONEDA DE LOS ESTADOS UNIDOS DE AMERICA. De los recursos de dicho prestamo, NOVECIENTOS MIL DOLARES, MONEDA DE LOS ESTADOS UNIDOS DE AMERICA seran utilizados para el financiamiento de la compra de la finca del Partido de HEREDIA, matricula de Folio Real Mecanizado Numero VEINTITRES MIL DOSCIENTOS CINCO - CERO CERO CERO, que es terreno para construir industrias, situado en el Distrito Primero San Pablo, del Canton Noveno San Pablo, de la Provincia de Heredia, con una medida de CINCUENTA Y TRES MIL OCHENTA Y SIETE METROS CON SESENTA Y NUEVE DECIMETROS CUADRADOS, lindando al Norte con Francisco y Juan de Dios Murillo, al Sur con Arabela Villalobos Jimenez y Otra, al Este con Quebrada Jestrudio y Linea Ferrea, y al Oeste con calle publica, con el plano catastrado numero H - SEISCIENTOS OCHENTA Y UN MIL SETECIENTOS TREINTA Y OCHO
- OCHENTA Y SIETE. Los restantes TRES

MILLONES DE DOLARES, MONEDA DE LOS ESTADOS UNIDOS DE AMERICA seran utilizados para financiar la construccion de una tienda "PriceSmart" sobre la finca anteriormente descrita. El prestamo sindicado de referencia sera identificado en el presente contrato como el "PRESTAMO"; y, BFA y CIB seran identificadas en forma conjunta en este documento como "LAS ACREEDORAS". Se deja constancia que al amparo del PRESTAMO, CIB desembolsara la suma de DOS MILLONES QUINIENTOS MIL DOLARES, MONEDA DE LOS ESTADOS UNIDOS DE AMERICA Y BFA desembolsara la suma de UN MILLON CUATROCIENTOS MIL DOLARES, MONEDA DE LOS ESTADOS UNIDOS DE AMERICA. De este modo, una vez que se hayan realizado todos los desembolsos, CIB tendra una participacion de sindicalizacion del SESENTA Y CUATRO PUNTO UNO POR CIENTO y BFA tendra una participacion de sindicalizacion del TREINTA Y CINCO PUNTO NUEVE POR CIENTO. El Banco Agente del presente prestamo sera BFA, quien se encargara de recibir todos los pagos que deba efectuar LA DEUDORA y de transferirie a CIB el dinero que a esta le corresponda. Tambien sera funcion del Banco Agente recibir toda la documentacion e informacion que deba remitir LA DEUDORA A LAS ACREEDORAS. Por el ejercicio de sus funciones como Banco Agente, BFA no devengara remuneracion alguna. B -) QUE LA DEUDORA dara en garantia a LAS ACREEDORAS la finca descrita en el Considerando A -) de este documento, garantia que incluira cualquier mejora que se le haga a la misma, incluyendo futuras construcciones. SIN QUE TOME NOTA EL REGISTRO: C -) QUE LA DEUDORA ha cumplido con las siguientes condiciones precedentes para el otorgamiento del
PRESTAMO: i) LA DEUDORA ha proveido un esquema de garantias aceptable para LAS ACREEDORAS, y ambas partes han llegado a un acuerdo de los terminos y condiciones del PRESTAMO, la documentacion relacionada con esta transaccion, incluyendo, pero no limitada a contratos de credito, polizas de seguro, etc, tanto en su forma como en su contenido; ii) Los avaluos de la finca ofrecida como garantia del PRESTAMO, fueron realizados por un perito valuador seleccionado por LAS ACREEDORAS, determinandose que el valor de avaluo es aceptable con relacion al monto del PRESTAMO. SIGUE TOMANDO NOTA EL REGISTRO:
D -) Que es de beneficio para LAS ACREEDORAS, LA DEUDORA, Y LOS FIADORES, conceder, recibir y garantizar, respectivamente, el PRESTAMO, segun los terminos y condiciones que aqui se estipulan. E -) Que de conformidad con los considerandos anteriores, y por ser de beneficio para todas las partes, hemos convenido, como en efecto convenimos, en el presente CONTRATO DE

                           [SEAL]                         [STAMP]



PRESTAMO, que se regira por las siguientes clausulas: CLAUSULA PRIMERA -
DEFINICIONES: Para los efectos de este CONTRATO DE PRESTAMO, las expresiones siguientes, significaran: i -) FINCA HIPOTECADA: La finca descrita en el Considerando A -) de este documento. ii -) DIA HABIL: Cualquier dia en que las oficinas de BFA se encuentren abiertas al publico. iii -) DOLARES: la unidad monetaria de los Estados Unidos de America; iv -) EFECTO ADVERSA
SIGNIFICATIVA: significa con respecto a cualquier persona juridica, el efecto negativo resultante de cualquier acto de cualquier indole o naturaleza, incluyendo pero no limitado a cualquier determinacion adversa de un litigio, arbitraje, procedimiento judicial, extrajudicial o administrativo, o cualquier investigacion de cualquier autoridad gubernamental o no, que imponga una carga negativa y contraria, que dificulte de manera material y altere negativamente la condicion financiera, operaciones de negocios, activos o ganancias de dicha persona juridica. Para los efectos de esta definicion, "de manera material" significara las posibilidades de cumplimiento de las obligaciones establecidas en este contrato y sus garantias. v -) ESTADOS FINANCIEROS: significa la hoja de balance y el estado de cuenta de ganancias y perdidas, y el estado de flujo de caja, incluyendo cualquier nota a ellos. En el caso de los Estados Financieros auditados, el reporte de los auditores y el reporte del Presidente o administradores de LA DEUDORA Y LAS FIADORAS. vi -) MORA LEGAL: falta de pago de un periodo de interes o de uno de los abonos' o partes del principal que se hubiese convenido que autoriza a LAS ACREEDORAS a considerar exigible la totalidad de la deuda. vii -) PERIODO FISCAL: Con el periodo de tiempo que comienza el dia primero de setiembre de cada ano y termina el dia treinta de agosto del ano siguiente. En caso de que alguna de las FIADORAS cuente o llegara con un periodo fiscal distinto al consignado en este punto, el mismo debera ser comunicado a las ACREEDORAS dentro de los proximos treinta dias naturales contados a partir la fecha en que se produzca el cambio de periodo fiscal correspondiente. viii -) PRIME RATE: la tasa de interes variable de referencia, segun sea publicada por The Wall Street Journal. Las partes consideran y aceptan que la indicada Tasa es una tasa internacional objetiva y de conocimiento publico, y que se define asi en concordancia con el articulo cuatrocientos noventa y siete del Codigo de Comercio de Costa Rica, sirviendo esa indicacion como fuente de eventuales certificaciones sobre el nivel de esa tasa, que requieran las partes o las autoridades administrativas y judiciales en relacion con el presente contrato. En el caso de que desaparezca The Wall Street Journal, la tasa sera la que se determine mediante una constancia del Banco

Central de Costa Rica. La Tasa Prime sera revisable y ajustable a la tasa aplicable al dia que se deban hacer cada uno de los respectivos pagos. ix -) RAZON DE APALANCAMIENTO: Relacion de pasivo total a patrimonio. x -) "BACK TO BACK": Opereciones de credito garantizadas en un cien por ciento con depositos de la misma entidad acreedora. xi -) FECHA VALOR: Es la fecha a partir de la cual se contaran todos los plazos establecidos en este contrato, incluyendo, pero no limitandose al plazo del prestamo, al periodo de gracia. Para todos los efectos del presente contrato, se considera fecha valor el dia siete de diciembre de mil novecientos noventa y nueve. CLAUSULA SEGUNDA - DEL DESTINO DEL PRESTAMO Y LA PARTICIPACION DE SINDICALIZACION: Sujeto a los terminos y condiciones que se estipulan en el presente CONTRATO DE PRESTAMO, LAS ACREEDORAS otorgan en prestamo sindicado mercantil a LA DEUDORA, Y LA DEUDORA acuerda tomar en prestamo de LAS ACREEDORAS, la suma de TRES MILLONES NOVECIENTOS MIL DOLARES EXACTOS. El destino de los recursos del PRESTAMO y las participacion de sindicalizacion de cada una de LAS ACREEDORAS, son los que se indican en el Considerando A, de este documento. CLAUSULA TERCERA -
DESEMBOLSO: De los recursos del PRESTAMO, la suma de NOVECIENTOS MIL DOLARES, MENOS LA SUMA CORRESPONDIENTE A LA COMISION DE ESTRUCTURACION A QUE REFIERE LA CLAUSULA CUARTA INCISO C) DE ESTE CONTRATO, Y LOS GASTOS Y HONORARIOS LEGALES CORRESPONDIENTES A LA CONFECCION E INSCRIPCION DE ESTA ESCRITURA, los cuales han sido debidemente deducidos por LAS ACREEDORAS, son desembolsados en este mismo acto mediante cheque emitido a favor de Fiduciaria BFA S.A., vendedora de la finca indicada en el Considerando A -) de este documento. Lo anterior se ha realizado siguiendo instrucciones precisas de LA DEUDORA, quien en este acto manifiesta su plena conformidad y satisfaccion con tal procedimiento. Se deja constancia, que la totalidad de los NOVECIENTOS MIL DOLARES que ya han sido desembolsados, han sido suministrado por CIB. Los restantes TRES MILLONES DE DOLARES, de los cuales CIB aportara UN MILLON SEISCIENTOS MIL DOLARES y BFA aportara UN MILLON CUATROCIENTOS MIL DOLARES, seran puestos a disposicion de la DEUDORA una vez que haya concluido la construccion de la tienda "PriceSmart" que se edificara sobre la finca que se hipoteca en garantia del PRESTAMO. CLAUSULA CUARTA - INTERESES Y COMISIONES.
a. - INTERESES CORRIENTES: LA DEUDORA pagara intereses sobre saldos insolutos de principal, desde la fecha del desembolso y hasta el pago total a una tasa anual equivalente a DOS puntos porcentuales por encima de la TASA PRIME. Consecuentemente, a esta fecha, como

                           [SEAL]                         [STAMP]



referencia para el primer pago de intereses, la tasa de interes corriente es de DIEZ PUNTO CINCO por ciento anual, con base una TASA PRIME del ocho punto cinco por ciento anual. Los intereses corrientes deberan cancelarse a LAS ACREEDORAS en dolares, por mensualidades vencidas y consecutivas, los dias siete de cada mes, o en caso de que esa fecha sea un dia inhabil, el pago debera realizarse al dia habil siguiente. Los pagos mensuales por concepto de intereses seran pagados mediante cheque, transferencia, u otro medio a entera satisfaccion de LAS ACREEDORAS. Salvo en caso de que se realice una transferencia, todos los pagos deberan efectuarse en las oficinas centrales del BANCO BFA S.A. o en cualquiera de sus sucursales. La tasa de interes sera revisable y ajustable mensualmente conforme a la variacion de la TASA PRIME. A los efectos del ajuste, bastara en cualquier tiempo y para cualquier clase de efectos legales, judiciales y administrativos, la sola indicacion de LAS ACREEDORAS, para comprobar que el tipo de interes que esta senale, es el que corresponde pagar y para que la nueva tasa de interes, se tenga por cierta, correcta y aceptada por LA DEUDORA. Los intereses corrientes seran calculados sobre la base de un ano de trescientos sesenta dias por el numero exacto de los dias transcurridos desde la fecha del ultimo pago de principal hasta la fecha siguiente de pago de principal, ambas fechas incluidas en el calculo de intereses. B. - INTERESES MORATORIOS: En su caso, a una tasa de interes variable equivalente a treinta por ciento por encima de la tasa de interes corriente convenida, calculados sobre la base de un ano de trescientos sesenta dias por el numero exacto de los dias transcurridos desde la fecha en que LA DEUDORA incumplio el pago de principal correspondiente hasta la fecha de pago efectivo a LAS ACREEDORAS, ambas fechas incluides en el calculo de intereses. De este modo, mientras no se realice ajuste alguno a la tasa de interes corriente, de conformidad con lo establecido en el Punto A -) de esta clausula, la tasa moratoria seria del TRECE PUNTO SESENTA Y CINCO por ciento anual. Dichos intereses moratorios tambien debera pagarlos LA DEUDORA en dolares. C.- COMISION DE ESTRUCTURACION: LA DEUDORA debe pagar la suma de CINCUENTA Y OCHO MIL QUINIENTOS DOLARES a LAS ACREEDORAS, por concepto de la estructuracion del credito por una unica vez, suma que LA DEUDORA autoriza y solicita a LAS ACREEDORAS a deducir del monto del primer desembolso. CLAUSULA
QUINTA: IMPUESTOS Y MONEDA DE PAGO. Todos los pagos que haga LA DEUDORA deberan ser libres y sin deduccion de ningun impuesto, tasa, derecho, gravamen, retencion o contribucion, que exista o llegare a imponer en el futuro cualquier autoridad politica, administrativa

o jurisdiccional del domicillo de LA DEUDORA SI LA DEUDORA estuviere o llegare a estar obligada a deducir o retener suma alguna por cualquier motivo, esta incrementara el pago de tal modo que LAS ACREEDORAS reciban a su vencimiento la suma completa a que tienen derecho conforme a los terminos de este contrato. SI LAS ACREEDORAS pagaren alguna suma de dinero por cuenta de LA DEUDORA, por impuestos o para mantener la vigencia de las garentias, o asegurar pagos u obligaciones de LA DEUDORA, esta les reembolsara inmediatamente a su importe en la moneda que indique el recibo junto con sus intereses correspondientes a las tasas anteriormente pactadas. En vista de que el presente prestamo es una operacion en dolares, moneda de los Estados Unidos de America LA DEUDORA se compromete y obliga irrevocablemente a pagar todas las sumas exigibles al amparo del presente prestamo en esa misma moneda. CLAUSULA SEXTA - PLAZO: El plazo es de cinco anos y seis meses, contados a partir de la FECHA VALOR, segun lo definido en el punto xi -) de la Clausula Primero de este contrato, see que vence el dia siete de junio del ano dos mil cinco. CLAUSULA SETIMA - FORMA Y LUGAR DE PAGO DEL CAPITAL
ADEUDADO: A.- ABONOS: LA DEUDORA debera pagar a LAS ACREEDORAS la suma de principal adeudado, mediante el pago oportuno de veinte abonos de capital, trimestrales, vencidos, fijos y consecutivos, por la suma de CIENTO TREINTA Y NUEVE MIL DOSCIENTOS OCHENTA Y CINCO DOLARES CON SETENTA Y DOS CENTAVOS cada uno, pagaderos los dias Siete de cada mes en que se inicia cada trimestre, comenzando el dia SIETE DE SETIEMBRE del afio dos mil, en virtud de una periodo de gracia de seis meses para el pago de principal que han otorgado
LAS ACREEDORAS a la DEUDORA. El saldo, sea la suma de UN MILLON CIENTO
CATORCE MIL DOSCIENTOS OCHENTA Y CINCO DOLARES CON SETENTA CENTAVOS sera pagado al vencimiento de la operacion, sea el siete de setiembre del ano dos mil cinco. Los abonos trimestrales por pagar a LAS ACREEDORAS seran pagados mediante cheque, transferencia, o cualquier otro medio a entera satisfaccion de LAS ACREEDORAS. Salvo que los pagos se realicen mediante transferencia, estos deberan efectuarse en las oficinas centrales del BANCO BFA S.A. UBICADES EN LA URUCA, CIENTO SETENTA Y CINCO METROS al Norte del Puente Juan Pablo Segundo, o en cualquiera de las sucursales de dicho Banco. Para mayor entendimiento, se aclara que los intereses seran pagaderos por mensualidades, de conformidad con la clausula Cuarta. CLAUSULA OCTAVA; SIN QUE TOME NOTA EL
REGISTRO: A.- Condiciones precedentes al desembolso del credito: Previo al DESEMBOLSE DEL CREDITO, LA DEUDORA debera haber entregado

                           [SEAL]                         [STAMP]

                          PROTOCOLO

A LAS ACREEDORAS lo siguiente: i.- Estados Financieros: Tres anos de estados financieros, incluyendo el balance, estado de ganancias y perdidas, y el flujo de caja de PriceSmart, Inc.. PriceSmart Inc. se compromete a lo anterior por medio de su representante. ii.- Plan de negocios y proyecciones de flujo de caja por el plazo del credito de LA DEUDORA Y PRISMAR DE COSTA RICA, S.A. en forma consolidada. iii.- Plan de negocios y proyecciones de flujo de caja de PriceSmart, Inc. para el periodo mil novecientos noventa y nueve - dos mil. PriceSmart Inc. se compromete a lo anterior por medio de su representante. B.- CONDICIONES ESPECIALES DEL PRESTAMO: i.- SEGUROS: Conforme se realicen construcciones sobre la finca que garantiza al PRESTAMO, LA DEUDORA se compromete a suscribir por medio de INTERSEGUROS S.A., polizas de seguros contra todo riesgo, incluyendo pero no limitado a riesgos de incendio, huracan, conmocion civil, terremoto, inundaciones, responsabilidad por accidentes e interrupcion de negocios y cualquier otro dano, por un monto razonable a satisfaccion de las ACREEDORAS el cual podra ser igual a los saldos adeudados por concepto de principal del PRESTAMO. Los derechos derivados de las anteriores polizas de seguro deberan cederse a favor de LAS ACREEDORAS durante la vigencia del presente CONTRATO DE PRESTAMO. Los montos pagados por el ente asegurador por una poliza de seguros podran ser aplicados al pago del principal e intereses del presente prestamo sindicado, o en su defecto, con la autorizacion de las acreedoras, podra ser utilizado para la restauracion de todo o alguna parte de las instalaciones que se encuentren garantizando el PRESTAMO. Lo anterior sera sin perjuicio de cualquier otro derecho o remedio que tengan LAS ACREEDORAS segun se establece en este CONTRATO DE PRESTAMO. Las ACREEDORAS podran autorizar a LA DEUDORA a efecto de que se suscriba las polizas de seguros anteriormente referidas por medio de otra compania distinta a INTERSEGUROS S.A. En este caso, LA DEUDORA debera entregar a LAS ACREEDORAS en el momento en que estas se lo soliciten, una certificacion de la existencia de las polizas aqui relacionadas. Adicionalmente, LA DEUDORA entregara a LAS ACREEDORAS en el aniversario de cada poliza de seguro sin que deba ser requerida, o a pedido de LAS ACREEDORAS, en el momento en que estas lo estimen pertinente, duplicados originales de todas las polizas o contratos de seguros efectuados de conformidad con las estipulaciones anteriores, asi como las copias de los recibos de las primas pagadas, y una confirmacion emitida por el asegurador de que las polizas se encuentran vigentes y con pleno efecto, y de que LAS ACREEDORAS aparecen registrada como acreedoras hipotecarias y beneficiarias de las mismas. Queda entendido, que en caso de que la DEUDORA no pague en el momento oportuno las cuotas de las polizas de seguros aqui relacionadas, LAS ACREEDORAS podran proceder a realizar los pagos correspondientes, y la DEUDORA estara obligada a pagarle a LAS ACREEDORAS las sumas que estas hayan pagado por concepto de poliza de seguros dentro del mes siguiente a la fecha en que LAS ACREEDORAS hayan efectuado dicho pago. El incumplimiento de esta obligacion por parte de LA DEUDORA sera causa de vencimiento anticipado del PRESTAMO. ii.- Prepago: LA DEUDORA se reserva el derecho de pagar anticipadamente el prestamo a su cargo pero, en tal circunstancia, no tendra derecho a descuento alguno ni a la devolucion de las comisiones ya pagadas. Todo prepago sera aplicado al principal en el orden inverso de madurez del prestamo y todos los intereses devengados sobre la suma de dicho prepago seran pagados al mismo momento. El pago anticipado podra ser total o parcial. En caso de que LA DEUDORA efectue prepagos parciales, los mismos seran en partidas no menores a DOSCIENTOS OCHENTA Y SEIS MIL SETECIENTOS CINCUENTA DOLARES, y no estara obligada al pago de ninguna multa. Queda entendido que cualquier prepago debera coincidir necesariamente con las fechas de pago de intereses. En cualquier evento de prepago, LA DEUDORA debera notificar a LAS ACREEDORAS con dos dias habiles de anticipacion su intencion de efectuario. LA DEUDORA indemnizara a LAS ACREEDORAS contra cualquier perdida, costo o gasto incurrido por LAS ACREEDORAS como resultado de no haber honrado un prepago solicitado y confirmado por LA DEUDORA. SIGA TOMANDO NOTA EL REGISTRO; CLAUSULA NOVENA; OBLIGACIONES AFIRMATIVAS DE LA DEUDORA Y DE PRISMAR DE COSTA RICA, S.A.: LA DEUDORA y PRISMAR DE COSTA RICA, S.A. expresamente se obligan y comprometen por todo el plazo del prestamo y hasta que todas las obligaciones pecuniarias derivadas de el hayan sido canceladas en su totalidad y durante el plazo de vigencia de todas las garantias rendidas y constituidas conforme con este contrato, a lo siguiente; i) EXISTENCIA Y LICENCIAS DE OPERACION; LA DEUDORA y PRISMAR DE COSTA RICA, S.A. preservaran y mantendran con pleno efecto legal su existencia corporativa y su capacidad plena para operar en Costa Rica, asi como todo tipo de licencias y permisos para operar sus actividades. Asimismo, LA DEUDORA y PRISMAR DE COSTA RICA, S.A. cumpliran con todos los aspectos materiales de las leyes, reglamentos, decretos, resoluciones, sentencias, dictamenes y ordenes aplicables o restricciones impuestas por cualquier entidad o autoridad gubernamental,

                           [SEAL]                         [STAMP]

judicial d administrativa, que sean aplicables a la conduccion de sus negocios y actividades, y a la propiedad de sus bienes y activos y de las subsidiarias relacionadas, incluyendo las leyes ambientales; y pagaran y mantendran al dia todas las obligaciones materiales que tengan o lleguen a tener durante la vigencia de este prestamo, ii) CONDUCCION DE SUS NEGOCIOS; Continuaran conduciendo y operando sus negocios substancialmente como se le ha descrito a LAS ACREEDORAS en relacion con este CONTRATO DE PRESTAMO. iii) ACTIVOS Y PROPIEDADES; Mantendra la finca que garantiza a las presente obligacion en la misma o mejor condicion en que se encuentra en la actualidad. Del mismo modo, mantendra la tienda "PriceSmart" que se construya sobre la indicada finca, en perfecto estado de conservacion y mantenimiento. Particulamente LA DEUDORA Y PRISMAR DE COSTA RICA, S.A. no podran enajenar, traspasar o disponer en forma alguna de la finca hipotecada en garantia del PRESTAMO. iv) AUDITORIAS E INSPECCIONES: LA DEUDORA Y PRISMAR DE COSTA RICA, S.A. se obligan a colaborar en las inspecciones que sobre los prestamos y sus garantias efectue la Superintendencia General de Entidades Financieras. Adicionalmente, LA DEUDORA y PRISMAR DE COSTA RICA, S.A. se comprometen a acompanar a los representantes legales de LAS ACREEDORAS a fin de inspeccionar los bienes dados en garantia, en el momento en que LAS ACREEDORAS asi lo estimen necesario, siempre y cuando sea en horas habiles. v) REPORTES: ESTADOS
FINANCIEROS: LA DEUDORA y las FIADORAS deberan presentar a LAS ACREEDORAS dentro de los noventa dias posteriores a la fecha de su cierre fiscal, sus Estados Financieros Anuales auditados por una firma de auditoria externa de aceptacion de LAS ACREEDORAS. En el caso de LA DEUDORA Y PRISMAR DE COSTA RICA, S.A. los Estados Financieros antes referidos seran consolidados. En caso de que LAS ACREEDORAS no aprobara en determinado momento la firma de auditoria externa lo notificara a LA DEUDORA y/o las FIADORAS junto con LAS RAZONES QUE JUSTIFIQUEN SU DESAPROBACION. En dicho caso, LA DEUDORA y/o LAS FIADORAS tendran un plazo de treinta dias contados a partir de la fecha de comunicacion para designar una nueva compania que estara sujeta del mismo modo a revision y aprobacion de LAS ACREEDORAS. Pasado este periodo sin que se hubiese obtenido la aprobacion de LAS ACREEDORAS estas tendran derecho a tener por vencidas en forma anticipada y conjuntamente todas las obligaciones pecunlarias a su favor. ESTADOS FINANCIEROS INTERNOS; LA DEUDORA y las FIADORAS deberan presentar a LAS ACREEDORAS trimestralmente dentro de los cuarenta y cinco dias posteriores a la fecha de finalizacion de cada trimestre, sus estados financieros internos e interinos. En el caso de la DEUDORA Y PRISMAR DE COSTA RICA, S.A. estos deberan ser consolidados. Todos los estados deberan contener una declaracion jurada de un representante legal manifestando el cumplimiento con los compromisos aqui adquiridos, incluyendo pero no limitado a: las razones financieras respectivas vi) PAGO DE IMPUESTOS: LA DEUDORA Y PRISMAR DE COSTA RICA, S.A. presentaran en tiempo y forma todas y cada una de las declaraciones de renta e informes, y pagara a tiempotodos los impuestos municipales y de bienes inmuebles y cargas Impositivas gubernamentales o que cualquier motivo pesen sobre sus actividades y bienes muebles e inmuebles, en especial los que afecten a la finca que se hipoteca en esta escritura. LA DEUDORA y PRISMAR DE COSTA RICA, S.A. no tendran obligacion de pager dichos impuestos mientras este reclamando la validez o el monto de los mismos, de buena fe y por medio de procedimientos legales apropiados, pero debera reflejar en sus estados financieros la reserva o aprovisionamiento necesario para el pago de los mismos en caso de que dicho pago deba producirse. vii) MANTENIMIENTO DE CIERTAS RAZONES FINANCIERAS LAS CUALES
SERAN REVISABLES EN FORMA TRIMESTRAL: Durante el plazo del credito, LA
DEUDORA y PRISMAR DE COSTA RICA, S.A. en forma consolidada, deberan mantener los siguientes indices financieros calculados por ano fiscal en su caso: a-) Razon de servicio de la deuda excluyendo operaciones tipo "Back to Back", de al menos uno punto uno por el ano dos mil; uno punto quince por el ano dos mil uno, uno punto veinticinco por el ano dos mil dos y uno punto cinco a partir del ano dos mil tres y siguientes; medidos en todos los casos al final de cada trimestre y calculados a razon de doce meses renovables. Se define la razon de servicio a la deuda como: la utilidad neta mas intereses, mas depreciacion, mas amoritzacion, todo lo anterior dividido entre el principal mas los pagos de intereses; b-) La razon de cobertura de intereses, excluyendo operaciones del tipo "Back to Back", no debera bajar del nivel de uno punto setenta y cinco por ciento por el ano dos mil; de dos puntos por el ano dos mil uno; de dos punto cinco por el ano dos mil dos; y, de tres por los anos siguientes. c-) La deuda total, exluyendo operaciones del tipo
"Back to Back"/EBITDA no podran ser superiores a; cinco por el ano dos mil; cuatro por el ano dos mil uno; dos punto setenta y cinco por el ano dos mil dos; dos punto cinco por los anos dos mil tres y dos mil cuatro. EBITDA sera calculado utilizando los doce meses pasados al momento del calculo, y sera definida como: la suma (sin duplicacion) de; uno-)utilidad neta mas dos-)depreciacion y amortizacion, mas tres

                           [SEAL]                         [STAMP]

-) gasto de interesas, mas cuatro -) todos los otros gastos contables que no representen salida de efectivo durante el periodo, incluyendo pero no limitado a; perdidas no realizadas derivadas de diferencial cambiario o correcciones monetarias y, solo cuando ese gasto haya sido deducido en conexion con la determinacion de la utilldad neta; mas gastos de impuesto a las ganancias, solo cuando ese gasto haya sido deducido en conexion con la determinacion de la utilidad neta, menos ingresos contables que no represente una entrada de efectivo durante el periodo, incluyendo pero no limitado a ganancias por diferencial cambiario y correcciones monetarias, menos ingreso de capital por la participacion en subsidiaras o afiliadas, mas dividendos en efectivo recibidos de subsidiaras y afiliadas d-) La razon de apalancamiento de LA DEUDORA no debe ser superior a tres para el ano dos mil, a dos punto cinco para el ano dos mil uno y a dos para los siguientes anos. La razon de apalancamiento esta definida como "el total de la deuda" menos operaciones tipo "back to back" sobre el patrimonio mas operaciones tipo "back to back".
viii) NOTIFICACION DE LITIGIOS, PROCEDIMIENTOS ADMINISTRATIVOS, RECALIFICACIONES DE IMPUESTOS; LA DEUDORA notificara por escrito a LAS ACREEDORAS, inmediatamente despues de que LA DEUDORA tenga conocimiento, de cualquier litigio, procedimiento administrativo o arbitral, o recalificaciones de impuestos, que afecten a LA DEUDORA, que se desarrolle adversamente, o que amenace con ser establecido en contra de ella, y que sea posible que tenga un efecto material adverso sobre los negocios, activos o condicion financiera de LA DEUDORA, o que afecte o sea materialmente posible que afecte la capacidad de LA DEUDORA de ejectuar las obligaciones adquiridas por esta escritura y bajo el CONTRATO DE PRESTAMO que aqui se conviene. ix) REVISIONES ANUALES DEL PRESTAMO; LA DEUDORA y PRISMAR DE COSTA RICA, S.A. se obligan y comprometen a respetar las revisiones anuales que del prestamo efectuen LAS ACREEDORAS, y a respetar todos equallos requerimientos adicionales que resultare necesario imponer a LA DEUDORA Y A PRISMAR DE COSTA RICA, S.A. con motivo de dichas revisiones. x) MANTEINMIENTO DE LIBROS Y REGISTROS; LA DEUDORA Y PRISMAR DE COSTA RICA, S.A. se comprometen a mantener adecuadamente y con precision todos los libros y registros necesarios y comunes que se utilicen en empresas similares xi) NEGOCIOS CON AFILIADAS; Las partes acuerdan que, tanto LA DEUDORA COMO PRISMAR DE COSTA RICA, S.A. podran realizar negocios o transacciones con afiliadas, siempre y cuando dichas negociaciones sean en las mismas condiciones en que sean realizades con terceros independientes. CLAUSULA DECIMA; OBLIGACIONES NEGATIVAS DE LA

DEUDORA Y DE PRISMAR DE COSTA RICA, S.A. LA DEUDORA Y PRISMAR DE COSTA RICA, S.A. expresamente se obligan y comprometen por todo el plazo del prestamo y hasta que todas las obligaciones pecuniarias derivadas de el hayan sido canceladas en su totalidad y durante el plazo de vigencia de todas las garantias rendidas y constituidas conforme con este contrato, a que; i) PROPIEDAD ACCIONARIA: No realizaran o permitiran que se realice ningun cambio en su estructura accionaria, que implique un cambio de control accionario en LA DEUDORA Y/O EN PRISMAR DE COSTA RICA, S.A., en tanto se encuentre vigente este contrato o exista alguna obligacion pecuniaria derivada de este contrato
o sus garantias, no pagada de forma parcial o total, todo ello sin el previo consentimiento expreso y por escrito de LAS ACREEDORAS. Quedara excluda de esta prohibicion y de cualquier prohibicion relacionada con el cambio de participacion accionaria de la DEUDORA Y LAS FIADORAS, cualquier transaccion que implique un aumento en la participacion accionaria de PRICESMART INC. en cualquiera de sus subsidiarias. ii) EXISTENCIA DE LA DEUDORA Y PRISMAR DE COSTA RICA, S.A., LA DEUDORA y PRISMAR DE COSTA RICA, S.A. no adoptaran ningun acuerdo de fusion, ni se liquidara, disolvera o consolidara con ninguna otra sociedad o entidad, ni realizaran inversiones en subsidiarias, afiliadas o terceras entidades, ni garantizaran obligaciones de terceros, sin el consentimiento previo y por escrito de LAS ACREEDORAS. En todo caso la negativa de LAS ACREEDORAS debera basarse en criterios razonables y sustentados que puedan ser discutidos con LA DEUDORA y PRISMAR DE COSTA RICA, S.A. Ni LA DEUDORA ni PRISMAR DE COSTA RICA, S.A. invertiran en el capital social o en titulos de ninguna subsidaria o afiliada, excepto en el curso ordinario de su negocio. iii) LA DEUDORA Y PRISMAR DE COSTA RICA, S.A. no podren realizar ninguna de las siguientes transacciones en relacion con la finca que se hipoteca en este acto, con la tienda que se construira en la misma y con los activos e inventarios de esta, si las mismas superan los doscientos cincuenta mil dolares al ano, a menos que cuenten con autorizacion expresa de LAS ACREEDORAS, la que no sera denegada sin fundamentos razonables; adquisiciones, ventas o transferencias de activos; arrendamientos
o ventas, venta con arrendamiento, recompra o rescate de acciones emitidas y en circulacion (incluyendo opciones y cupones de suscripcion de acciones), intercambios, revocaciones o resoluciones, reformas o recompras de deuda y obligaciones de arrendamientos de capital y arrendamientos operativos. Esta restriccion no aplica a inversiones en mejoras que se pretenda realizar en la finca hipotecada en este acto, asi como en la tienda

                     [SEAL]                         [STAMP]

                                 No. 725122    1
                                   PROTOCOLO

"PriceSmart" que se construira on dicha finca. Se considarara meojores el reemplazo de todo el equipo que so encuentre en la tienda al momento de su apertura. iv-) LA DEUDORA Y PRISMAR DE COSTA RICA, S.A. se comprometen a no hipotecal, prendar o de cualquier manera dar en garantia la finca que se hipoteca en este acto, asi como ninguno de los bienes relacionados con la tienda que se construira en dicha finca, sin que exista la previa y expresa autorizacion de LAS ACREEDORAS, la que no sera denegada sin fundamentos razonables. Clausula Undecima: Declaraciones y Garantias: Con el fin de que LAS ACREEDORAS haye convenido con LA DEUDORA en este CONTRATO DE PRESTAMO, apercibido por el suscrito Notario y entendido de las penas con que la ley costarricense castiga el falso testimonio y perjurio, el representante de LA DEUDORA rinde las siguientes declaraciones y garantias, bajo fe de juramento:
i) El personero de LA DEUDORA declara y garantiza que LA DEUDORA es una socieded que se encuentra debidamente organizada conforma a les leyes de Costa Rica, legalmente existeria a esta fecha y con pliana capacidad juridica para otorgar el presente CONTRATO DE PRESTAMO y los documentos que lo complementan. ii) El personero de LA DEUDORA declara y garantiza que cuanta con poder y/o autorizaciones, conforme a derecho es necesario, para actuar en nombre y representacion de este y para suscribir esta escritura, este CONTRATO DE PRESTAMO y los documentos que lo complementan, iii) El personero de LA DEUDORA, declara y garantiza que LA DEUDORA ha presentado sin omision. todas las declaracionos de impuestos que la ley sequiero que sean presentadas; que ha pagado sin omision todos los impuestos resultantes de tales declaraciones o de cualquier tasacion, recalificacion o requerimiento por impuestos; que ni el ni LA DEUDORA tienen conocimiento de obligaction, tasacion, impuesto, requerimiento o recalificacion alguna con respecto a perirodos cubiertos por declaraciones o comunicaciones presentadas antes del die de hoy, mas alla de aquellos que aparecen en tales declaraciones y communicaciones; que ni el ni LA DEUDORA han sido notificados por las autoridades competentes de ninguna deficienca, error o recalificacion de sus obligaciones tributaries y/o de cualquier otra naturaleza; y que ni el ni LA DEUDORA preveen causa alguna para que esto suceda. iv) El personero de LA DEUDORA, declara que expresamente consiente y garantiza su colaboracion, en las inspecciones que realice la Superintendencia General de Entidades Financieras y/o LAS ACREEDORAS para verificar, el cumplimiento del plan de inversion que se encuentra presentado en el expediente de credito a que se refiere este CONTRATO DE PRESTAMO y se compromete y obliga a suministrar a las ACREEDORAS cualquier informe relativo a la inversion del prestamo, asi como el reporte actualizado do sus estados financieros. v) El personero de LA DEUDORA y PRISMAR DE COSTA RICA, S.A. declara y garantiza que LA DEUDORA ha obtenido todas las autorizaciones, licencias y permisos necasarios para realizar todas las actividades conexas con sus negocios y operacion comercial y que los mismos permanceran vigentes durante todo el plazo de la deuda vi) El personero de LA DEUDORA declara y garantiza que todas las obligaciones y estipulaciones expresadas y asumidas por LA DEUDORA mediante este escritura, constituyen obligaciones legales, validas, vinculantes y ejecutables contra LA DEUDORA de conformidad con sus respectivos terminos, y que las mismas no requieren de ninguna autorizacion adicional por parte de su estructura corporativa, representantes legales, autoridades administrativas, gubermamentales, judiciales o arbitrales, o por cualquier legislacion o regiamentacion que resultane aplicable o vinculente a LA DEUDORA. vii) El perconoro de LA DUEDORA declara y garantiza que LA DEUDORA, a le techa de otorgamiento de esta escritura, no se encuentra en incumplimiento de cualquier ley, regiamentacion, compromiso, contrato, hipoteca, fideicomiso, acuerdo, licencia o cualquier otro instrumento, obligacion o deber por el cual ella o cualquiera de su propiedades esta vinculada o afectada, que sea un incumplimiento que afecte significativa y adversamente su capacidad de cumplir ejecular cualquiera de las obligaciones de este CONTRATO DE PRESTAMO. viii) El personero de LA DEUDORA declara y garantize que ringun litigio, arbitraja o reclamo que pueda en si o junto con cualquier otro procedimiento o reclamo, significativa y adversamente afectar su facuitad de cumplir o ejecuter sue obligaciones bajo este CONTRATO DE PRESTAMO, esta sucediendo o pendiente o amenaza en contra de LA DEUDORA y sus activos, hasla donde esta tiene conocimiento, estimacion e informacion a la fecha, ix) El personero de LA DEUDORA declara y garantiza que LA DEUDORA ha revelado totalmente a LAS ACREEDORAS todos los hechos relativos a ella que conoce o que razonablemente deberia conocer, y que han resultado utiles y necesarios e la suscripcion de este CONTRATO DE PRESTAMO y para que LAS ACREEDORAS convinieran en la suscripcion del mismo. x) El personero de LA DEUDORA Y PRISMAR DE COSTA RICA, S.A. declara y garantiza que no ha tomado ninguns accion el ningun peso por o en contra o o con referencia a LA DEUDORA para su liquidacion, disolucion, quiebra, reorganizacion, o para el nombramiento de un interventor, fiduciario, curador, o personero similar con respecto a cualquiera o todos los activos o entradas de

                           [SEAL]                         [STAMP]
                                 PROTOCOLO

LA DEUDORA, xi) El personero de LA DEUDORA declara y garantiza que no tiene ninguna obligacion significativa o ninguna obligacion contingente significative que no haya sido revelada a LAS ACREEDORAS, Las representaciones, declaraciones y garantias establecidas en esta clausula sobreviviran a la ejacucion de esta CONTRATO DE PRESTAMO y se estimara que son repetidas en cualquier techa subsecuania hasta que el prestamo y obos montos debidos originados en el se encuentren debidamente cancelados a LAS ACREEDORAS, asi como que todas las obligaciones contempladas on el hayen sito complidas glausuia cuoeima incumplimiento: (i) el atraso en el pago de principal, por parte de LA DEUDORA como se no pacrado, (ii) el atrasco en el pago de una o mas mensualidades de intereses corrientes, como se he pactado,
(iii) el incumplimiento en el pago de cualquier obligaciones de LA DEUDORA y/o de PRISMAR DE COSTA RICA, S.A. con cualquier persona fisica a juridica, cuando dicho incumplimiento persista por mas de treinta dias despues de la techa en que se debio cumplir, con excepcion de aquellas deudas existentes con PriceSmart Inc., cuyo incumplimiento podra prolongarse por noventa dias; y aquelias obligaciones que esten garantizadas con "back to back" y en todos los casos siampre y cuando las obligacionas cobradas no estan siendo cuestionadas razonablemente, (iv) el incumplimiento de cualesquiera otras obligaciones pecuniarias e no pecuniarias establecidas en esta contrato, (v) si LA DEUDORA y/o PRISMAR DE COSTA RICA, S.A. se ecogiete a gestiones de disolucion, liquidacion, Administracion y Reorganizacion por intervencion Judicial, sea declarada en quiebra a solicitare cualquier tipo de procedimiento concursal, convenios de acreedores, o si consiente en el nombramiento de cualquier interventos, o si entrars en oesacion de pagos, con excepcion de aquellas deudas garantizadas con "backs to back", (vi) el incumplimiento de cualquier representacion a garantia hecha por la DEUDORA, Prisma de Costa Rica, S.A. o cualquiera de los demas fiadores o la determinacion de que dicha garantia o representacion era materialmente incorrecta, o si cualquiera de los acuerdos no son cumplidos por estas; (vii)
o si las garantias que se constituyen por esta escritura no pudieren inscribirse en el Registro Publico por causas imputables a LA DEUDORA, (viii) si este CONTRATO DE PRESTAMO o cualquier garantia de las rendidas por LA DEUDORA cesen de constituir un derecho valido y perfecto de garantia, o se puedan liegar a tener por cualquier circumstancia un electo adverso significativo en su naturaleza de garantias para LAS ACREEDORAS, (ix) si cualquier procesa legal o administrativa le impiden de manera material a LA DEUDORA continuar con el curso normal de sus negacios y operaciones, o si estos llegaren a tener un efecto adverso significativo en los negocios, operaciones y estados financieros de LA DEUDORA, (x) si la validez o afectividad de este CONTRATO DE PRESTAMO o cualquier garantia rendida con relacion a el, es exitosamente impugnada por cualquier autoridad de Gobierno, o cualquier tercero persona fisica o juridica, (xi) Si la Junta Directiva o la alta administracion de LA DEUDORA y/o PRISMAR DE COSTA RICA, S.A. toman decisiones que conjuntamente con otras o de manera separada, afecten, o pudieran afectar adversamente el patrimonio de LA DEUDORA, o la calidad, conservacion y/o estado de la garantia, en los terminos del articulo setecientos setenta y siete del Codigo Civil de la Republica de Costa Rica, por lo que cualquier deterioro implicara que debe otorgar garantia en exceso y que esta incurriendo en incumplimiento de la garantia. Para todo electo LA DEUDORA reconoce como suficiente para acreditar tal desmejoro o potencialidad inminente de la desmajore la opinion de sus auditores externas, en conjunto con la opinion del departamento de crredito y de la Gerencia General de LAS ACREEDORAS. (xii) se da un cambio de propiedad, administracion a contral en la DEUDORA, PRISMAR DE COSTA RICA, S.A., sin el consentimiento previo y escrito, de LAS ACREEDORAS. (xiii)si las FIADORAS incumplen con las cualquiera e las obligacionas que asumen en este CONTRATO DE PRESTAMO: o
(xiv) si ocurre algun cambio materialmente adverso en la condicion financiera
o de otro tipo o en el negocio o en las perspectivas de negocio de LA DEUDORA Y/O DE PRISMAR DE COSTA RICA, S.A.;(xv) Si existen cambios materiales en las layes o reglamentos que afecten materialmente la posibilidad de cumplir las obligaciones aqui pactadas; (xvi) si la garantia otorgada en este acto no es considerada privilegiada frente a las demas deudes de LA DEUDORA y/o PRISMAR DE COSTA RICA, S.A.; (xv) si ocurre algun cambio materialmente adverso en la condicion financiera o de otro tipo o en el negocio o en las perspectivas de negocio de LA DEUDORA Y/O DE PRISMAR DE COSTA RICA, S.A. (xvi) Si LA DEUDORA y/o PRISMAR DE COSTA RICA S.A., incumpliera cualquiera de las obligaciones que han asumido en contrato; y (xviii) si las declaraciones e informacion suministrada por LA DEUDORA Y PRISMAR DE COSTA RICA S.A., que llevaron al otorgamiento del PRESTAMO fueran falsas o leigiversadas; ENTONCES: LAS ACREEDORAS tendren derecho a tener por vencidas en forma anticipada y conjuntamento todas las obligaciones pecuniarias a su favor y la facultara exigir judicialmente el pago del PRESTAMO con base en el presente contrato, el cual para todos los efectos legales constituye titulo ejecutivo. Ninguna falta o atraso por parte de

           [SEAL]                         [STAMP]
                           PROTOCOLO

LAS ACREEDORAS en ejecutar o ejercer cualquier derecho derivado del presente contrato se interpretara como una renuncia de ese o cualquier derecho o facultad que le corresponde segun el presente contrato o la Ley; todos los derechos contenidos en el presenta contrato y cualesquiera garantias de el son acumulativos y pueden ser ejercitados conjunta o separadamente, Clausula Decima Tercera: Periodo para la correccion de incumplimientos y razones para el vencimiento anticipado: Sin menoscabo a lo establecido en la clausula Decima Primera y sin afectar las consecuencias del incumplimiento o vencimiento anticipado, entre ellas pero no limitadas a el derecho a cobrar intereses moratorios, LAS ACREEDORAS se comprometen a otorgar, previo a ejercer cualquier accion judicial a que tenga derecho segun las garantias otorgadas, un periodo para la correccion de dichos incumplimiento o razonas para el vencimiento anticipado, de conformidad con lo siguiente: i-) En los casos en que el incumplimiento sea del pago de alguna suma adeudada en virtud del CONTRATO DE PRESTAMO. LAS ACREEDORAS notificaran a LA DEUDORA de la existencia de dicho incumplimiento otorgandole un plazo improrrogable de diez dias naturales para la correccion inmediata y definitiva de la causal de incumplimento, II-) En los demas casos de incumplimiento o razones para el vencimiento anticipadado, sea aquellas que no impliquen la falta de pago de sumas adeudadas en virtud del CONTRATO DE PRESTAMO, LAS ACREEDORAS notificeren a LA DEUDORA de la existencia de dicho incumplimiento o razon para el vencimiento anticipado, olorgandola un piazo improrrogable de treinta dias naturales para la correction inmediata y definitiva de la causal de incumplimiento o razon de vencimiento anticipado. Clausula Decima Cuarta:
Garantia: Para responder por el pago del monto de principal adeudado, intereses corrientes, intereses moratorios en su caso, las costas personales y procasales de un eventual cobro y de todas las demas responsabilidades pecuniatias o de otra naturaleza e cargo de LA DEUDORA consignades en este CONTRATO DE PRESTAMO, LAS ACREEDORAS notificaran a LA DEUDORA de la existencia de dicho incumplimiento o razon para el vencimiento anticipado, olorgandole un piazo improrrogable de trienta dias naturales para la correccion inmediata y definitva de la causel de incomplimimiento o razon de vencimiento anticipado. Clausula Decima Cuarta; Garantia: Para responder por el pago del monto de principal adeudado, intereses corrientes, intereses moratorios en su caso, las costas personales y procasales de un eventual cobra y de todas las demas responsabilidades pecuniatias o de otra naturaleza a cargo de LA DEUDORA consignades en esie CONTRATO DE PRESTAMO, y/o los danos y perjulcios causados por el incumplimiento de LA DEUDORA, LA DEUDORA otorga:
A. - HIPOTECA EN PRIMER GRADO por la suma de TRES MILLONES NOVECIENTOS MIL DOLARES, a favor de LAS ACREEDORAS, sobre la finca desorita en el Considerando A -) de este documento. La participacion que tendra cada una de las deudoras en la garantia que se constituye en este acto, es la que se establecio en el indicado Considerando A. Dicha finca respondera por el monto total del principal del PRESTAMO, mas los intereses correspondientes. En caso de un eventual remate en la via judicial, el precio base para la venta de la finca aqui hipotecada lo consistira la suma adeudada por concepto de principal del PRESTAMO, segun la indiquen LAS ACREEDORAS el momento de presentar el juisia ejecutive hipateraria respetiva. En cualquiar momento en que LA DEUDORA, con el consentimiento previo y discrecional de LAS ACREEDORAS, venda parte de la fince hipotecada, el precio por metro de libercacion parcial de la garantia se constituye en esta acto que debera pagar LA DEUDORA a LAS ACREEDORAS como abono el principal del PRESTAMO, lo consistira el precio por metro que se establezca en el ultimo avaluo que se haya realizado sobre le finca de referencia o el noventa por ciento del precio por metro de la vanta realizada. B. - FIANZA: Se constituyen como fiadores solidarios de las obligaciones pecuniarias a cargo de LA DEUDORA consignadas en el presente CONTRATO DE PRESTAMO, las siguientes companias en las proporciones que a continuacion se indican: I-) PRISMAR DE COSTA RICA, S.A. Y PSMT CARIBE INC., cada una de ellas en forma solidaria y absolula por todo el monto de la deuda. II-) PriceSmart, Inc., por un monto que no excedera el sesenta por ciento del principal, mas los intereses correspondientes, y iii -) PSC, S.A, por un monto que no excedera al cuaraenta porciente del principal mas los intereses correspondiente. estes empresas hacen las mismas renuncias y estipulaciones que LA DEUDORA y otorgan desde ahora su autorizacion para conceder prorrogas u otras facilidados, sin que se les consulte o notifique, renunciando a su domicilio y los requerimientos de pago. SIN QUE TOME NOTA EL
REGISTRO: LAS ACREEDORAS reduciran la responsabilidad de las fianzas de conformidad con lo siguiente: a.- Dolar por dolar con el repago del credito de conformidad con la tabla de amortizaciones. LA CUAL EE ANEXA AL PRESENTE CONTRATO Y FORMARA PARTE INTEGRAL DEL MISMO PARA TODOS LOS EFECTOS LEGALES Y CONFRACTUALES, b.- Al cincuenta por ciento de la deuda pendiente de pago el momento en que la relacion entre el monto original del credito y el saido pendiente de pago sea igual o menor al cincuenta por ciento, y que adicionalmente, durante los anteriores doce meses, la utilidad neta operative del proyecto haya cubierto le razon de servicio de deuda (Intereses y amortizacion principal) en el prestamo a razon de uno punto cinco a uno, como minimo: y c.- Al treinta por ciento de la deuda pendiente de pago el momento en que la relacion entre el monto original del credito y el saldo pendiente de pago ses igual o menor que el trienta por ciento y, por los anteriores doce meses, la utilidad, neta operativo del proyecto haya la razon de servicio de deuda (intereses y amortizacion principal) en el prestamo a razon de uno punto setenia y cinco a uno, como minimo. Estas reducciones bas otorgaran LAS ACREEDORAS a solicitud

                           [SEAL]                         [STAMP]

                    No     725125     I

                     P R O T O C O L O

expresa de LAS FIADORAS, de lo contrario las fianzas quedaran vigentas como se pecten originalmento. En cualquier caso, esta reduccion no aplica para la fianza solidaria otorgada por Prismar de Costa Rica, S.A. la cual se mantendia vigente en iguales torminos durante todo el plazo de la deuda. SIGA TOMANDO NOTA EL REGISTRO: LA DEUDORA y LOS FIADORES renuncian e su domicilio, a los requerimientos de pago y a los tramites de juicio ejecutivo. Los gravamenes comprenden, sin estar limitado a: cualquier mejora de la finca hipotecada, incluso las electuadas por terceros, asi como cualquier exceso de cabida que exista entre la medide que conate en el Registro Publico y la medida real de dicira finca, con todo lo cual LA DEUDORA esta de acuerdo. La imputacion de pagos quenda a juicio exclusivo de LAS ACREEDORAS, sun despues del eventual remate. LA DEUDORA se obliga a pagar todos los impuestos que se apliquen a la linca hipotecada en este acto y a entregar a LAS ACREEDORAS por todo el plazo en que el gravemen hipotecario se encuantre vigente, todas las comunicaciones que reciba sobre impuestos y los recibos de su efectiva pago, inciuyondo cualquier interes o multa aplicable. LA DEUDORA se compromente y oblige a no trespasar, consentir u otorgar cualquier otro gravarmen sobre la finca hipotecada en es escritura, sin el consentimiento previo y por escrito de LAS ACREEDORAS, y asimismo a descargar otro gravamen que pueda llegar a tener vigencia sobre los bienes dados en garantia mientras los gravamenez impuestos medianto esta esctitura se encuntren vigentes. CLEUSULA DECIMA
QUINTA: Compromisos adicionales de las fladoras: PriceSmart, Inc. se compromente a mantener un patrimonio noto minimo de cincuente y cinco milliones de dolares durante todo el plaza en que se encuentre vigente la deuda. Igualmenta, PriceSmart, Inc. se compromente a mantener una participacion del sesenta por ciento del capital social de PSMT Caribe, Inc., una empresa constituida y organizado segun los leyes de British Virgin Islands. Por su parte, PSC, S.A. se compromete a mantener un patrimonio neto minimo de diez milliones de dolares durante todo el plazo en que se encuentre vigente la deuda. Igualmente, PSC, S.A. se compromete a mantener la participacion en el capital social que actualmente tiene en PSMT Caribe, Inc., una empress constituida y organizada segun las leyes de Las Islas Virgenes Britanicas. PSMT CARIBE INC. se compremente a mantener un patrimonio minimo de vienticinco milliones de dolares. EN todo los casas antes dichos podran existir excepciones si asi lo autorizan en forma previa y escrita LAS ACREEDORAS. CLEUSULA DECIMA SAXTE: GASTOS Y HONORARIES: Todos los gastos y honorarios. Impuestros, tasas, umbres, y cargas, correspondientes a la negociacion, preparacion, otorgamiento, administracion y ejecucion de este CONTRATO DE PRESTAMO, sus garantias y damas actos y documentos relacionados, correran por cuenta de LA DEUDORA y seran pagados por esta inmediatamente a requerimiento de LAS ACREEDORAS. LA DEUDORA esta de acuerdo y consiente en asumir y pagar las costas personales y procesales de todas y cada una de las eventuales acciones que llegare a ejercer LAS ACREEDORAS contra LA DEUDORA. Clausula Decima Setima: Nutidad Parcial a incumplimiento de Obligaciones: La nulidad o llegalidad de alguna de las estipulaciones de este CONTRADO DE PRESTAMO, no afectara la validez, legalidad y exigibilidad de las demas clausulas. Todos los derechos y recursos establecidos en esta escritura o en cualquier documento de garantia son acumulativos y pueden ser ejercitados contemporanea o sucesivamente, son en adicion y no excluyentes de cualquier otro derecho o recurso establicido por la ley. El hecho que LAS ACREEDORAS no exijan el exacto cumplimiente de todas o cualquiera de las obligaciones que so ceriven para LA DEUDORA de la presente escritura, no implicara ni podra reputarse como una dispensa, modifiacion, aceptacion o renuncia de los terminos, condiciones y derechos establecidos en el CONTRATO DE PRESTAMO, ya que para que asi eso y tenga validez entre las partez, las mismes deberan constar por escrito aceptadas por embee partes. Clausula
Decima Octava: Ausencia de Joint Ventura: Nada de lo aqui estipulado y contenido-constituye o puede ser interpretado como creacion de una asociation conjunta o joint ventura o sociedad para la realizacion de un proposito comon entre LA DEURDORA y LAS ACREEDORAS. LAS ACREEDORAS no asumen la responsabiliad por ninguna obilgacion o riesgo derivado de los negocios y arotividedes de LA DEUDORA en forma directa o indirecta. Clausula Decima
Novena: Constancia de mutuo beneficio: LAS ACREEDORAS, y LA DEUDORA, dejan constancia expresa de que lo convenido por ellos en el presente CONTRATO DE PRESTAMO, es el resultado de negociaciones y concesiones mutuas que a todos ellos favorecen y benefician. Clausula Vigesima: Ley Aplicable y Jurisdiccion:
LAS ACREEDORAS, LA DEUDORA y LAS FIADORAS, se sometan a las leyes de la Republica de Costa Rica, para la interpretacion de este CONTRATO DE PRESTAMO Cualquier demanda, accion o procedimiento relacionado con este CONTRACTO DE PRESTAMO o su ejecucion, se sometera a conocimiento de tribunal compentente de la cuidad de San Jose, en la Republica de Costa Rica, para lo cual todas las partes renuncian a su domicitio. Clausula Vigesima Primera:
Comunicaciones, Notificaciones o Requerimientos: Cualquier comunicacion, notificacion o requerimiento, relativo a

                           [SEAL]                         [STAMP]


                                PROTOCOLO

este CONTRATO DE PRESTAMO, debera hacerse por escrito mediante carta certificada, con razon de recibido en el domicilio que consta en presente contrato, en las siguientes direcciones; A LAS ACREEDORAS: En las oficinas del Banco BFA S.A., en La Uruca, contiguo a las oficinas del Grupo Taca. A LA DEUDORA Y A LOS FIADORES: En el Bufete Zurcher Montoya & Zurcher, calle primera, avenidas nueve y once, Apartado cuatro cero seis seis - mil, San Jose; o al facsimil dos dos uno nueve uno dos siete, a la atencion del Lic. Edgar Zurcher Gurdian. Adicionalmente, se debera enviar copias de estas notificaciones por fax al senor Ernesto Grijalva en sus oficinas en cuarenta y seis cuarenta y nueve Morena Boulevar, San Diego California, nueve dos uno uno siete Por ultimo, menifiestan LA DEUDORA Y LOS FIADORES, a traves de sus personeros debidamente acreditados y relacionados en esta escritura, que sin perjuicio de la renuncia a su domicilio, senalan expresamente para oir notificaciones en caso de incumplimiento de la obligacion que aqui contrae, la direccion indicada en esta documento, para los [ILLEGIBLE] del articulo cuatro de la ley numero siete mil seiscientos treinta y siete da Citaciones y Notificaciones Judiciates y del articulo ciento sesenta y cuatro bis del Codigo Procesal Civil, y declaran que en la direccion que se ha indicado podra notificaraeles personalmente o por medio de cedula, y que entienden que en caso de que su domicilio resultare impreciso o inexistente, podran ser notificados por medio de Edieto publicado en el Boletin Judicial y en un periodico de circulacion nacional. Las partes autorizon al suscrito Notario para que por razon notarial, en forma conjunta o separado, [ILLEGIBLE] los correcciones, aclaraciones y adiciones de forma necesaries al testimonio de esta escritura para su debida inscripcion en el Registro Publico, sin afectar el fondo del negocio entre los partes. El suscrito Notario advierte a los comparecentes del alcance legal de sus renuncias y estipulaciones, y de las obligaciones implicitas que eltas envuelven, quienes entendidos las aceptan plenamente. Es todo. Expido un primer testimonio para las acreedoras en el acto de otorgar la matriz. Leldo lo escrito a los comparecientes, lo aproetan, y jurnos firmamos en la ciudad de San Jose, a las quince horas con treinta minutos del dia veintiocho del ano dos mil. [ILLEGIBLE]

[ILLEGIBLE]